UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

Dresser-Rand Group Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-32586	20-1780492
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10205 Westheimer Road, Houston, Texas 112 Avenue Kleber, Paris, France	77042 75784
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 354-6100 (Houston)
                                                                                           + 33 156 267171 (Paris)

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 4, 2011, Dresser-Rand Group Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting that, on May 4, 2011, the Company completed, through a subsidiary, its acquisition (the “Acquisition”) of Grupo Guascor S.L., a Spanish Sociedad Limitad (“GG”).

This Form 8-K/A amends Item 9.01 of the Original Report to provide GG’s audited consolidated financial statements for the year ended December 31, 2010 and the unaudited pro forma consolidated financial information related to the Acquisition as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Except for the filing of the financial information required under Item 9.01, this Form 8-K/A does not amend or update any other information contained in the Original Report. The information previously reported in the Original Report is hereby incorporated herein by reference.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The GG audited consolidated financial statements for the year ended December 31, 2010 are attached to this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma consolidated financial information related to the Acquisition is attached to this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers.
99.1	Grupo Guascor S.L. Audited Consolidated Financial Statements for the Year Ended December 31, 2010 (English translation).
99.2	Unaudited Pro Forma Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

Date: July 20, 2011	By:	/s/ Mark E. Baldwin

	Name:	Mark E. Baldwin
	Title:	Executive Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers.
99.1	Grupo Guascor S.L. Audited Consolidated Financial Statements for the Year Ended December 31, 2010 (English translation).
99.2	Unaudited Pro Forma Consolidated Financial Information.